UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

_____________________

FORM 8-K

_____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2022

SmartMetric, Inc.
(Exact name of registrant as specified in its charter)

000-54853	05-0543557
(Commission File Number)	(IRS Employer Identification Number)

3960 Howard Hughes Parkway, Suite 500, Las Vegas	89109
(Address of Principal Executive Offices)	(Zip Code)

(702) 990-3687

(Registrant’s telephone number, including area code)

___________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the F4orm 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Registrant’s Certifying Accountant. On October 13, 2022 (the “Dismissal Date”), the Board of Directors of SmartMetric, Inc. (the “Company”) dismissed Boyle CPA, LLC (“Boyle”) as the Company’s independent registered public accounting firm and informed Boyle of such decision on the same date.

The report of Boyle on the audited consolidated financial statements of the Company for the fiscal year ended June 30, 2021 (the last fiscal year for which Boyle issued a report on the Company’s financial statements), did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, other than an explanatory paragraph relating to the Company’s ability to continue as a going concern.

During the fiscal years ended June 30, 2022 and 2021, as well as during the subsequent interim periods preceding the Dismissal Date, there were no (1) “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Boyle with respect to any matter relating to accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Boyle, would have caused it to make reference thereto in its reports on the audited consolidated financial statements of the Company for such years; or (2) “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions), except the material weaknesses reported in Part II, Item 9A “Controls and Procedures” in the Company’s Annual Reports on Form 10-K for the years ended June 30, 2022, and 2021.

The Company has provided Boyle with a copy of this Current Report on Form 8-K, in accordance with Item 304(a)(3) of Regulation S-K and requested that Boyle provide the Company with a letter addressed to the SEC stating whether or not Boyle agrees with the above disclosures. A copy of Boyle’s letter to the SEC dated November 11, 2022, is attached hereto as Exhibit 16.1.

(b) Appointment of New Certifying Accountant. On October 13, 2022 (the “Engagement Date”), the Company’s Board of Directors approved the selection and engagement of Victor Mokuolu, CPA PLLC (“Mokuolu”) as the Company’s new independent registered public accounting firm. During the years ended June 30, 2022 and 2021, and the subsequent interim periods through the Engagement Date, neither the Company, nor anyone on its behalf, consulted Mokuolu regarding any of the matters or events set forth in Items 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Boyle CPA, LLC to the Securities and Exchange Commission, dated November 11, 2022

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTMETRIC, INC.

Date: November 14, 2022	By:	/s/ Chaya Hendrick
Chaya Hendrick Chief Executive Officer

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